Exhibit 10.20

4010 SOUTH OCEAN CONDOMINIUM HOLLYWOOD

SECOND ADDENDUM TO COMMERCIAL UNIT AGREEMENT

THIS SECOND ADDENDUM TO COMMERCIAL UNIT PURCHASE AGREEMENT (this “Addendum”) is executed as of the 26 day of September, 2019 (“Effective Date”), by and between 4000 South Ocean Property Owner, LLLP, a Delaware limited liability partnership, as “Seller”, and SOHO ICW Resort Owner LLC, a Delaware limited liability company, as “Buyer”.  Seller and Buyer shall be collectively referred to herein as the “Parties” or individually, a “Party”.

R E C I T A L S

Seller and Sotherly Hotels, Inc. (“Sotherly”) entered into that certain Agreement (the “Agreement”) for the purchase and sale of Unit CU-2 (the “Unit”) in 4010 South Ocean Condominium Hollywood (the “Condominium”).  Simultaneously with the execution of the Agreement, the Parties entered into that certain Addendum to Commercial Unit Agreement (the “First Addendum”) which amended the Agreement in certain respects as more particularly set forth therein.

Sotherly subsequently assigned all of its rights, title and interest in and to the Agreement and First Addendum to Buyer.

The Parties desire to amend the Agreement and First Addendum in certain respects as more particularly set forth below.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Recitals; Defined Terms; Conflicts.  The foregoing recitals are true and correct and are incorporated herein as if repeated at length. Unless the context otherwise requires, all initial capitalized terms used but not defined in this Addendum shall have the meaning or meanings given to such terms in the Agreement. This Addendum shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement and the First Addendum.  All references in the Agreement or this Addendum to the Agreement and/or the First Addendum shall be deemed to refer to the Agreement and/or the First Addendum as modified by this Addendum, unless the context otherwise requires.

2.Amendment to Declaration of Condominium.  Prior to, or at Closing, Seller shall record an amendment to the Declaration in the Public Records of Broward County, Florida, which shall include the changes set forth in the redline attached hereto as Exhibit “H.”    Nothing herein shall preclude the Seller from otherwise amending the Declaration, provided that any such amendment does not negate the effect of the redlined provisions contained on Exhibit “H.”

3.Purchase Price Adjustment. Seller and Buyer have agreed to increase the Purchase Price to $5,350,000, subject to the adjustments set forth in the Agreement..

4.“Unit Description/Addition of Unit CU-5/Property Management System.  The Graphics attached to the First Addendum as Exhibit “A” are hereby deleted in their entirety and replaced with those attached to this Addendum as Exhibit “A”.  The Parties further agree that at Closing, Buyer shall also receive title to that portion  of unit CU-2 located on the 6th floor, as described in the graphics attached hereto as Exhibit “A”.  Prior to Closing, Seller shall buildout the sixth floor portion of Unit CU -2 in accordance with the buildout specifications attached hereto as Exhibit “B”, with the cost thereof to be paid to Seller by Buyer at Closing.  Buyer and Seller acknowledge that the total cost with allowance provisions for the build out of the sixth floor portion of Unit CU-2 is $154,743.85.  All references to the defined term “Unit” in the Agreement shall be deemed to also include Unit CU-2.   Buyer shall be required to obtain any and all licenses, including a liquor license to use the sixth floor portion of Unit CU-2.

5.Delivery of Unit/ Pre-Occupancy/ Closing.  Exhibit “I” to the First Addendum is hereby deleted in its entirety and replaced with the revised Exhibit “I” attached hereto as Exhibit “C”.  Section 6 (c ) and Exhibit “I” of the First Addendum are hereby replaced in their entirety with the following:

“(c )the limited common elements appurtenant  to the Unit  (collectively, “LCE Spaces”) in the following condition: (i) the housekeeping spaces adjacent to the trash and laundry chutes  on  floors 2‑5 and 7- 42 and shown on the Graphics in “white box finish” (collectively, the “Maid’s Closets”); (ii) the meeting rooms and board room located on the sixth floor  will be delivered in “turnkey” condition and shall also include the decorative finishes and furniture consistent with the Resort Design Standard; (iii) the five (5) cabanas located on the south side of the sixth floor tennis court area as shown on the Graphics to be managed by Buyer pursuant to the Parking and Cabana Management Agreement described in Section 9 hereof  shall be delivered in turn key condition with all decorative finishes and  furniture consistent with the Resort Design Standard; (iv) the eastern most portion of CU-2 on the first floor (“New Office Area”) shall be delivered in “white box finish”, however Seller shall construct improvements to such space in accordance with the Tenant Finish Detail attached hereto as Exhibit “I” (“Tenant Finish Detail”);    (v) the linen room area located on the first floor of the Condominium pursuant to the Graphics shall be an LCE Space and delivered in “white box finish”; provided, however, the laundry chute shall be installed and operable such that all items deposited in the laundry shoot will land in the linen room (vi) the storage areas located immediately adjacent to units 201, 301, 401 and 501 shall be delivered in “white box  finish”  however Seller shall construct improvements to such spaces in accordance with the Tenant Finish Detail and (vi)  all other LCE Spaces shall be delivered in “white box condition.””

6.Bill of Sale.  Section 8 of the First Addendum is hereby deleted in its entirety and replaced with the following:

Bill of Sale.  Seller shall execute, and Buyer shall cause its  affiliate Buyer’s, SOHO ICW Resort TRS LLC, a Delaware limited liability company (“TRS Affiliate”) to also execute and deliver at Closing a Bill of Sale in substantially the form attached hereto as Exhibit “D”, which Bill of Sale shall convey to TRS Affiliate in addition to any other personal property or furniture, fixtures or equipment, as applicable, all inventory and equipment purchased by Seller and stored at the Unit, and all excess FF&E purchased by Seller, all excess sundries and all engineering tools and equipment necessary for operation of the Hotel (as defined in the Declaration).  Buyer and Seller have agreed upon the FF&E and inventory list attached hereto an Exhibit “E” Seller shall not be required to purchase any additional FF&E or inventory absence a written letter agreement between Buyer and Seller modifying Exhibit “E”

7.Conditions Precedent.  Section 19 of the First Addendum is hereby amended by adding the following as Section 19 (h), (i) and  (j) respectively:

(h)That Seller shall have purchased, in the name of the Association as Association Property, a trash compactor (the “Trash Compactor”), which shall have been delivered to and installed at the Building.  The Trash Compactor shall not be subject to any purchase money or other security interest.  Further, the size and capability of the Trash Compactor shall be such as to meet the expected use of a three hundred forty-five (345) unit luxury all suites condo-hotel.  No food and beverage trash shall be comingled with the main Trash Compactor for the Condominium.  Buyer has agreed to  use  the trash compactor owned by its Affiliate who owns Unit CU-3 for its food and beverage related trash or shall reach an agreement with the Owner of CU-1 to use its trash compactor.    The provisions of this Section shall survive Closing.   .

(i)The property management system for the Condominium shall be installed, fully operational and ready for the immediate conveyance of ownership by virtue of the Bill of Sale ( or separate Bill of Sale in substantially similar form).  At  Closing, Seller shall convey the property management system to TRS Affiliate.

(j)    The Brand Agreement with the Association shall be in full force and effect and the Association shall be in good standing thereunder, with all fees then due and payable by Association having been paid.

8.Closing.   Seller shall use commercially reasonable efforts to provide  Buyer with the first written notice of an anticipated closing date; however this provision shall not prevent Seller from closing on other units prior to closing on CU-2.

9.Exhibit “C” to the First Addendum is hereby deleted in its entirety and replaced with the revised Exhibit “C” attached hereto as Exhibit “F”.  Further, Section 9 of the First Addendum is hereby deleted and replaced in its entirety with the following:

Parking and Cabana Management Agreement.  At or prior to closing, Seller agrees to cause the Association to enter into a parking and cabana management agreement with Buyer for Buyer to manage and operate the parking facility (the “Garage”) at the Condominium and for five (5) pool cabanas and other designated areas referenced therein, if any (the “Parking and Cabana Management Agreement”) for the provision of, among other services, parking services to serve the needs of the Condominium Property on a non-exclusive basis.  Such Parking and Cabana Management Agreement to be executed by the Association shall be substantially in the form attached hereto as Exhibit “C”.  The Association’s execution and delivery of the Parking and Cabana Management Agreement at or prior to closing shall be a condition precedent to Buyer’s obligation to close hereunder and Buyer agrees it will execute the Parking and Cabana Management Agreement no later than closing.  The Parking and Cabana Management Agreement shall provide that (i) Buyer shall have the exclusive right to provide valet parking services for the entire Condominium and all owners other than the Unit CU-3 Owner and their respective guests, invitees and customers, all at Buyer’s, or its affiliate’s, prevailing rates for valet parking spaces, (ii) no Unit Owner shall be entitled to self-park, (iii) no Unit Owner shall receive complimentary valet parking, except for (A) Owners of Units who are in residence as set forth in Section 3.3 or such other applicable provision of the Declaration, (B) the owner of Unit CU-1 who has the right to have twenty (20) cars valet parked for no additional charge other than as a part of Common Expenses and (C) the Owner of Unit CU-4 who has the right to have three (3) cars valet parked for no additional charge to the Owner of Unit CU-4 other than part of Common Expenses, and (D) a total of two (2) free valet parking spaces to the contract purchaser of Unit R-378 and up to four (4) more free valet parking spaces allocated to various contract purchasers at  Seller’s election (each, a “Complimentary Valet User”), and (iv) in consideration of allowing Buyer, or its assigns, to operate, manage and retain all income generated by the Garage, Buyer shall pay Association the stipulated sum of $271,000 on an annual basis, in equal monthly installments, which sum shall increase every five (5) years by 5%.  Except as expressly provided in the immediately preceding sentence, Seller has not granted, and will not grant, any additional complimentary parking spaces to prospective purchasers.  There shall be no additional charge in the Parking and Cabana Management Agreement for the use of the cabanas.  In connection with Seller obtaining its construction loan, Buyer has executed and delivered to Seller’s lender the side letter in substantially the form attached hereto as Exhibit “E” (“Side Letter”).

10.Seller Representations.  Section 16 of the First Addendum is hereby amended by adding the following as subsection (g) to such Section:

(g)The RLCE space immediately adjacent to the first floor portion of Unit CU-2 shall be completed and finished as decorated blank space with no desk, pod or other work station and no FF&E such as a computer or other office machines.

11.Headings.  The section or paragraph headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Addendum.

12.Proviso.  This Addendum may be executed in any number of counterparts and by the separate parties hereto in separate counterparts, each of which when taken together shall be deemed to be one and the same instrument. Signatures of the parties hereto on copies of this Addendum transmitted by facsimile machine shall be deemed originals for all purposes hereunder, and shall be binding upon the parties hereto.

13.Full Force and Effect.  Except as specifically modified hereby, all of the provisions of the Agreement and the First Addendum which are not in conflict with the terms of this Addendum shall remain in full force and effect

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[Signature Page to Second Addendum to Commercial Unit Agreement]

SELLER:		BUYER:

4000 South Ocean Property Owner, LLLP		SOHO ICW RESORT OWNER LLC, a Delaware limited liability company

By:	4000 South Ocean GP, LLC, its general partner

By:	/s/ Matt Allen	By:	/s/ David Folsom
	Authorized Representative	Name:	David Folsom
		Title:	President

Date of Acceptance:	9/17/19	Date of Signature:	9/26/19

EXHIBIT “A”

Graphic Description of Unit

EXHIBIT “B”

Buildout Specifications for sixth floor portion of Unit CU-2

EXHIBIT “C”

Revised Exhibit “I” to First Addendum

EXHIBIT "I"

ADDITIONAL TENANT FINISHES

LCE storage/retail on graphics distributed 3/11/2016

•Ground Floor LCE: Currently designated as “Future Retail” on the drawings – Becomes New Office Area

oApprox. Area 38’ x 33’ includes lockable doors, reception entry/hallway and 2 offices each +/- 10’x10’ and 1 office +/- 6’x17’

oWhite Box “plus” with painted walls, drop ceiling, and commercial CARPETING and base in each space

oTo code electrical and lighting (12 outlets, 3 in each space; Cat6 to each space; phone and wiring to each space; TV in reception wired, copier)

oFF&E: Furnish; 4 desks, 4 chairs, 4 file cabinets, 8 guest chairs, 4 end table, 4 lamps, 4 floor lamps,

oHVAC sized to space/offices ducted separately

oRemaining areas for clerical and other storage.  White box

oArea includes wifi/internet connectivity

•2nd floor LCE: Currently designated as Maintenance Office – Becomes Employee Break Room/Lounge/Cafeteria

oApprox. area 30’ x 17’

oWhite Box “plus” with painted walls, drop ceiling with 2x2 ACT, smoke detector, and commercial vinyl tile flooring and base

oTo code electrical and lighting (8 outlets, cat 6 cable , telephone cable to phone room)

oHVAC sized to space

oHand sink with hot/cold water

oFF&E package:   16 Chairs/4 tables/ 2 banquet tables, 1 sofa, waste receptacles, refrigerator/full size, microwave

oCable connection

•3rd floor LCE: Currently designated as Housekeeping – Becomes Employee Locker Room/restroom

oAprox. Area 38’ x 29’

oWhite Box “plus” with painted walls, drop ceiling, and commercial vinyl tile flooring and base, smoke detectors, ACT

oTo code electrical and lighting (four outlets in each bathroom, 2 at the sink)

oHVAC sized to space ducted separately for restrooms and remainder of space

oDivided interior walls for separate male/female locker rooms

oDivided interior walls for separate male/female restrooms

oEntry doors (2), partitions/doors for water closets, one in each meeting ADA code, hot and cold water brought into the space; install one mop sink

oLocker rooms FF&E – typical 24 lockers, benches, mirrors, etc.

oRestrooms – Ceiling lighting, six can lights in each bathroom, vanity lights at each sink; mirror at sink and full length mirror on wall; towel dispenser and trash receptacle in each bathroom; smoke detector

Male – toilet, urinal and shower stalls with all plumbing, fixtures, and commercial stall dividers

Female – two toilets and one shower stall with all plumbing, fixtures, and commercial stall dividers

Sink/vanity in each with standard plumbing and lighting fixtures

Tile flooring and painted walls in all

•4th floor LCE: Currently designated as Locker Room – Becomes “Maintenance/Engineering” space/work area

oWhite Box “plus” with painted walls, drop ceiling, and commercial vinyl tile flooring and base

oTo code electrical and lighting (install 12 outlets, cat6 cable for internet/communications (3 connections); provide/install ceiling mounted lighting)

oHVAC sized to space

oProvide telephone and cabling to phone room; smoke detector

o3 desks/chairs, inventory of supplies

oProvide shelving for materials storage and inventory (9 sets 4’w x 8’ h with shelves)

oPlumbing; run hot and cold water to and provide a work sink and hand sink

oEye Wash station

oOSHA/Fed qualified HazMat/Paint locker

o2 high voltage outlets for heavy machinery

•5th Floor LCE: Currently designated as Break Room – Becomes additional storage/office space/housekeeping

oAprox. Area 513 square feet (door with secure lock)

oWhite Box “plus” with painted walls, drop ceiling, and commercial CARPETING and base

oTo code electrical and lighting

oHVAC sized to space; 8 outlets, 8 ceiling lights

oArea includes wifi/internet connectivity

o4 shelves (4’w x 8’ high )

EXHIBIT D

BILL OF SALE

Bill of Sale

For good and valuable consideration, the receipt of which is hereby acknowledged, 4000 SOUTH OCEAN PROPERTY OWNER, LLLP, a Florida limited liability limited partnership  (“Seller”), does hereby sell, transfer, and convey to _______________ LLC, a Delaware limited liability company (“Buyer”), any and all personal property owned by Seller and used exclusively in connection with the operation of that certain real property more particularly described in Exhibit “A” attached hereto (the “Personal Property”), as such Personal Property is more particularly described in the attached Schedule 1.

Seller has executed this Bill of Sale and BARGAINED, SOLD, TRANSFERRED, CONVEYED and ASSIGNED the Personal Property and Buyer has accepted this Bill of Sale and purchased the Personal Property.  Seller represents and warrants that it is the true and lawful owner of the Personal Property and the Personal Property is being sold free and clear of any liens, claims, interests, pledges or encumbrances of any kind or nature whatsoever. Without in any way limiting the foregoing, Buyer acknowledges that it is purchasing the Personal Property AS IS AND WHEREVER LOCATED, WITH ALL FAULTS AND, EXCEPT AS OTHERWISE PROVIDED HEREIN, WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS, IMPLIED, OR STATUTORY, AND THE WARRANTIES SET FORTH HEREIN, IT BEING THE INTENTION OF SELLER AND BUYER TO EXPRESSLY NEGATE AND EXCLUDE ALL WARRANTIES WHATSOEVER NOT OTHERWISE EXPRESSLY PROVIDED FOR HEREIN, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN WITH RESPECT TO THE PERSONAL PROPERTY, WARRANTIES CREATED BY AFFIRMATION OF FACT OR PROMISE AND ANY OTHER WARRANTIES CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE AS NOW OR HEREAFTER IN EFFECT IN THE STATE IN WHICH THE PERSONAL PROPERTY IS LOCATED, OR CONTAINED IN OR CREATED BY ANY OTHER LAW.

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Dated this              day of                   20       .

SELLER:

4000 SOUTH OCEAN PROPERTY OWNER, LLLP, a Delaware limited liability limited partnership

By:	4000 South Ocean GP, LLC, a Delaware limited liability company, its general partner

By:
Name
Title:

BUYER:

	,	a Delaware limited liability
company

By:
Name
Title:

Exhibit “A” to Bill of Sale

Description of Real Property

Schedule 1 to Bill of Sale

List of Personal Property

EXHIBIT “E"

SELLER PROVIDED FF&E & INVENTORY

EXHIBIT “F”

Revised Exhibit “C” to First Addendum

EXHIBIT “G”

Revised Exhibit “D” to First Addendum

Exhibit "H"

Revised Declaration